UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2024

COMMUNITY HEALTHCARE TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067

(Address of principal executive offices) (Zip Code)

(615) 771-3052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	CHCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On October 26, 2023, the Board of Directors (the “Board”) of Community Healthcare Trust Incorporated (the “Company”), at the recommendation of the compensation committee of the Board (the “Committee”), authorized and approved the First Amendment (the “Dupuy First Amendment”) to the Amended and Restated Employment Agreement by and between the Company and David H. Dupuy (the “Dupuy Employment Agreement”), the First Amendment (the “Monroe First Amendment”) to the Employment Agreement by and between the Company and William G. Monroe IV (the “Monroe Employment Agreement”), the Fifth Amendment (the “Stach Fifth Amendment”) to the Amended and Restated Employment Agreement by and between the Company and Leigh Ann Stach (the “Stach Employment Agreement”), and the Third Amendment (the “Meyer Third Amendment”) to the Employment Agreement by and between the Company and Timothy L. Meyer (the “Meyer Employment Agreement”). These amendments to each respective employment agreements were executed on January 3, 2024 and were effective as of January 1, 2024.
Dupuy Employment Agreement
The principal change in the Dupuy Employment Agreement resulting from the Dupuy First Amendment is to increase the base salary paid by the Company to David H. Dupuy for his employment as President and Chief Executive Officer (“Dupuy Base Salary”). Mr. Dupuy's previous Base Salary was $647,250.00. The Dupuy First Amendment increases the Dupuy Base Salary to $666,668.00 for 2024, which is a $17,418.00 increase.
The foregoing descriptions of the Dupuy First Amendment to the Dupuy Employment Agreement are qualified in their entirety by reference to the amended and restated Dupuy Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 10, 2023, and the Dupuy First Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated by reference into this Item. The foregoing description of the Dupuy First Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.
Monroe Employment Agreement
The principal change in the Monroe Employment Agreement resulting from the Monroe First Amendment is to increase the base salary paid by the Company to William G. Monroe for his employment as Executive Vice President and Chief Financial Officer (“Monroe Base Salary”). Mr. Monroe's previous Base Salary was $480,000.00. The Monroe First Amendment increases the Monroe Base Salary to $494,400.00 for 2024, which is a $14,400.00 increase.
The foregoing descriptions of the Monroe First Amendment to the Monroe Employment Agreement are qualified in their entirety by reference to the Monroe Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 17, 2023, and the Monroe First Amendment, which is included as Exhibit 10.2 to this Current Report on Form 8-K, and are incorporated by reference into this Item. The foregoing description of the Monroe First Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.
Stach Employment Agreement
The principal change in the Stach Employment Agreement resulting from the Stach Fifth Amendment is to increase the base salary paid by the Company to Leigh Ann Stach for her employment as Executive Vice President and Chief Accounting Officer (“Stach Base Salary”). In 2023, the Stach Base Salary was $446,214.00. The Stach Fifth Amendment increases the Stach Base Salary to $459,600.00 for 2024, which is a $13,386.00 increase from 2023.
The foregoing descriptions of the Stach Fifth Amendment to the Stach Employment Agreement are qualified in their entirety by reference to the amended and restated Stach Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 3, 2019, the first amendment to the Stach Employment Agreement, which is included as Exhibit 10.4 to the Current Report on Form 8-K filed with the SEC on January 3, 2020, the second amendment to the Stach Employment Agreement, which is included as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on January 4, 2021, the third amendment to the Stach Employment Agreement, which is included as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on January 4, 2022, the fourth amendment to the Stach Employment Agreement, which is included as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on January 4, 2023, and the Stach Fifth Amendment, which is included as Exhibit 10.3 to this Current Report on Form 8-K, and are incorporated by reference into this Item. The foregoing description of the Stach Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Meyer Employment Agreement
The principal change in the Meyer Employment Agreement resulting from the Meyer Third Amendment is to increase the base salary paid by the Company to Timothy L. Meyer for his employment as Executive Vice President - Asset Management (“Meyer Base Salary”). In 2023, the Meyer Base Salary was $339,579.00. The Meyer Third Amendment increases the Meyer Base Salary to $349,766.00 for 2024, which is a $10,187.00 increase from 2023.
The foregoing descriptions of the Meyer Third Amendment to the Meyer Employment Agreement are qualified in their entirety by reference to the Meyer Employment Agreement, which is included as Exhibit 10.1 to the Form 10-Q for the Quarter Ended September 30, 2021 filed with the SEC on November 2, 2021, the Meyer first amendment to the Meyer Employment Agreement, which is included as Exhibit 10.4 to the Current Report on Form 8-K filed with the SEC on January 4, 2022, the Meyer second amendment to the Meyer Employment Agreement, which is included as Exhibit 10.4 to the Current Report on Form 8-K filed with the SEC on January 4, 2023, and the Meyer Third Amendment, which is included as Exhibit 10.4 to this Current Report on Form 8-K, and are incorporated by reference into this Item. The foregoing description of the Meyer Third Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	First Amendment to the Dupuy Employment Agreement
10.2	First Amendment to the Monroe Employment Agreement
10.3	Fifth Amendment to the Stach Employment Agreement
10.4	Third Amendment to the Meyer Employment Agreement
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ David H. Dupuy President and Chief Executive Officer
Date: January 3, 2024

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